UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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I.D. SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey  07601

                                                          May 7, 2010

Dear Stockholder:

I would like to extend a personal invitation for you to join us at the Annual Meeting of Stockholders of I.D. Systems, Inc. (the “Company”) to be held on Thursday, June 24, 2010, at 10:00 a.m. (Eastern Time), at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020.

At this year’s meeting, you will be asked to vote on the election of directors and the ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  Attached you will find a notice of meeting and proxy statement that contain additional information about these proposals and the meeting itself, as well as the different methods you can use to vote your proxy, including via telephone and Internet.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

We hope that you will find it convenient to attend the meeting in person.  Whether or not you expect to attend in person, I encourage you to vote your shares to ensure your representation at the meeting and the presence of a quorum.  If you do attend the meeting, you may withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors and management of the Company, I would like to express our appreciation for your continued support of I.D. Systems, Inc.

Sincerely,

/s/ Jeffrey M. Jagid

Jeffrey M. Jagid
Chairman of the Board and
Chief Executive Officer

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey  07601
____________________________________

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 24, 2010

To the Stockholders of I.D. Systems, Inc.:

Notice is hereby given that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of I.D. Systems, Inc. (the “Company,” “we,” “our” or “us”) will be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Thursday, June 24, 2010, at 10:00 a.m., Eastern Time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes, each of which is described more fully in the Proxy Statement accompanying this Notice of Annual Meeting:

1.
To elect five (5) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the Company’s 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and

3.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

The meeting will begin promptly at 10:00 a.m., Eastern Time.  Only holders of record of shares of our common stock at the close of business on April 29, 2010, the date fixed by our Board of Directors as the record date for the meeting, will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

To help conserve resources and reduce printing and distribution costs, we will be mailing a notice to most of our stockholders, instead of a paper copy of the Proxy Statement and our 2009 Annual Report, with instructions on how to access our proxy materials, including this Proxy Statement, our 2009 Annual Report and a form of proxy card or voting instruction card, over the Internet.  The notice also will contain instructions on how a stockholder can receive a paper copy of our proxy materials.

For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at One University Plaza, Hackensack, New Jersey 07601.

Whether you expect to attend the Annual Meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible.  If you attend the Annual Meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Corporate Secretary
Dated:  May 7, 2010
Hackensack, New Jersey

YOUR VOTE IS IMPORTANT.

ALL STOCKHOLDERS OF RECORD AS OF APRIL 29, 2010, ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE, OR, IF AVAILABLE, ELECTRONICALLY, OR, IF YOU RECEIVED PER YOUR REQUEST A PAPER COPY OF OUR PROXY MATERIALS, COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING AND YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey  07601
_______________________________

PROXY STATEMENT

Annual Meeting of Stockholders
June 24, 2010
_______________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of I.D. Systems, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), for use at our 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Thursday, June 24, 2010, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof.

The Board is making the proxy materials relating to the Annual Meeting, which include this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and proxy card, available to its stockholders on the Internet, or sending printed proxy materials to certain stockholders, including upon a stockholder’s request, beginning on or about May 7, 2010.  The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information.

Important Notice Regarding Availability of Proxy Materials for the Company's 2010 Annual Meeting of Stockholders to be Held on June 24, 2010

Pursuant to rules issued by the U.S. Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials, including this Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, over the Internet instead of mailing a full set of such materials to every stockholder.  We have sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders who were not mailed a full set of the proxy materials.  The Notice, this Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255. Our stockholders may access our proxy materials over the Internet by following the directions set forth in the Notice.  In addition, by following the instructions in the Notice, any stockholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice to stockholders, instead of automatically sending a full set of printed copies of the proxy materials to all stockholders, in order to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.

Instead of receiving future copies of our notices of annual meeting, proxy statements and annual report on Form 10-K by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents.  Directions on how to receive your future proxy materials electronically will be set forth in the Notice.  Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, and will reduce the impact of our annual stockholders’ meetings on the environment.

Record Date and Outstanding Shares

The Board has fixed the close of business on April 29, 2010, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting.  Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.

As of the Record Date, we had issued and outstanding 11,253,253 shares of common stock.  Our common stock comprises all of our issued and outstanding voting stock.

At least ten (10) days before the Annual Meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any of our stockholders for any purpose germane to the Annual Meeting.  The list will be available for inspection during ordinary business hours at our offices at One University Plaza, Hackensack, New Jersey 07601, and will be made available to stockholders present at the Annual Meeting.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are (i) to elect five directors to our Board, each to serve until our 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and (iii) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.  In addition to the foregoing, there will be a report on the progress of our company and an opportunity for questions of general interest to the stockholders.

Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of our nominees as a director; (ii) FOR the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and (iii) with respect to any other matters that may properly come before the Annual Meeting, in the discretion of the proxy holders.  We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

Voting at the Annual Meeting

Quorum Requirements

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting.  Abstentions and broker “non-votes” (as hereinafter defined) are counted as present and entitled to vote for purposes of determining whether a quorum is present.  A broker “non-vote” on a matter occurs when a broker, bank or other nominee may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

Shareholders of Record and Beneficial Owners

Each share of our common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of our stockholders.  Cumulative voting by stockholders is not permitted.  The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee.  If your shares are registered directly in your name with the Company’s stock transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other nominee, generally the broker, bank or nominee may only vote the common stock that it holds for you in accordance with your instructions.  However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters.  Therefore, if the broker, bank or nominee has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority.  The ratification of the appointment of an independent registered public accounting firm is considered a routine matter.  Thus, if you do not otherwise instruct your broker, the broker may vote your shares with respect to ratification of the independent registered public accounting firm.

Holders of our common stock will not have any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting.

Vote Required

For the election of directors, a plurality of the votes cast is required.  Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected.  If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes FOR the election of all director nominees set forth in this Proxy Statement.  In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors.  Abstentions and broker “non-votes” are not considered for the purpose of the election of directors and will have no effect on the vote with respect to that proposal.

For the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, the affirmative vote of the holders of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required.  If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes FOR the ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  Abstentions will be counted towards the tabulations of votes cast and will have the same effect as votes against such proposal; however, broker “non-votes” will not affect the results because they are not considered votes cast.

Your vote will not be disclosed either within the Company or to third parties, except:  (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

Voting of Proxies

Shareholders of Record

As a shareholder of record, these proxy materials will be furnished directly to you by the Company, via the Internet, as described in the Notice, or by mail.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting.

Beneficial Owners

As a beneficial owner, you have the right to direct your broker, trustee or nominee as to how to vote your shares.  Please refer to the voting instruction card provided by your broker, trustee or nominee.  You are also invited to attend the Annual Meeting.  However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Note that it may take some time to obtain a legal proxy from your broker, trustee or nominee, so, if you plan to request a legal proxy, you should do so well in advance of the meeting.

Voting Without Attending the Meeting

Whether you hold shares directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting.  There are three ways to vote by proxy without attending the meeting:

•
By Internet — Stockholders who received a Notice may submit proxies over the Internet by following the instructions on the notice.  Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•
By Telephone — Stockholders of record may submit proxies by telephone by following the instructions on the Notice or the proxy card. You will need to have the three digit company number and the eleven digit control number that appears on your Notice or proxy card available when voting by telephone.

•
By Mail — Stockholders who requested and have received a paper copy of a proxy card or a voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction and mailing it in the accompanying pre-addressed envelope.

Revocation of Proxies

Stockholders can revoke a proxy prior to the completion of voting at the Annual Meeting through any of the following methods:

•	by writing a letter delivered to Ned Mavrommatis, our Corporate Secretary, stating that the proxy is revoked;

•	by submitting another proxy bearing a later date; or

•	by attending the Annual Meeting and voting in person (unless you are a beneficial owner without a legal proxy, as described below).

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter or “legal proxy” from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares.

Solicitation

The cost of preparing, assembling, printing and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company.  Certain officers and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco for re-election as directors of the Company.  If re-elected to the Board, each nominee would hold office until our Annual Meeting of Stockholders to be held in 2011 and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.  Each of Messrs. Jagid, Ehrman, Burstein, Copperman and Monaco has consented to be named as a nominee and, if elected, to serve as a director.  The Nominating Committee and the Board believe that each of these nominees possesses the attributes we seek in directors generally as well as the individual experiences, qualifications and skills included in their individual biographies below.

If any nominee is unable to serve, which the Board has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

Information About Our Directors and Executive Officers

The table below sets forth the names and ages of the directors and executive officers of the Company, as well as the position(s) and office(s) with the Company held by those individuals. A summary of the background and experience of each of those individuals is set forth after the table.

Name	Age	Position(s)

DIRECTORS (DIRECTOR NOMINEES):
Jeffrey M. Jagid	41	Chairman of the Board and Chief Executive Officer
Lawrence S. Burstein	67	Director
Harold D. Copperman	63	Director
Kenneth S. Ehrman	40	Director and President (1)
Michael P. Monaco	62	Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Michael L. Ehrman	37	Chief Technology Officer (2)
Peter Fausel	50	Executive Vice President  Sales (3)
Ned Mavrommatis	39	Chief Financial Officer, Treasurer and Corporate Secretary
Darryl Miller	46	Chief Operating Officer

(1)	Kenneth S. Ehrman also previously served as our Chief Operating Officer until March, 2010.

(2)	Michael L. Ehrman previously served as our Executive Vice President of Engineering until March, 2010, when he was named Chief Technology Officer.

(3)	Peter Fausel previously served as our Executive Vice President  Sales, Marketing and Customer Support until March, 2010.

Directors (Director Nominees)

Jeffrey M. Jagid.  Mr. Jagid has been our Chairman of the Board since June, 2001 and our Chief Executive Officer since June, 2000.  Prior to that time, Mr. Jagid served as our Chief Operating Officer.  Since he joined us in 1995, Mr. Jagid also has served as a director as well as our General Counsel.  Prior to joining us, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP in New York, New York.  Mr. Jagid also is a director of Coining Technologies, Inc., a privately held company that manufactures and engineers metal components.  Mr. Jagid previously served as a director of International Fight League, Inc., a publicly traded company that organized, hosted and promoted live and televised mixed martial arts through its wholly owned subsidiary, until December, 2009.  Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994.  He is a member of the Bar of the States of New York and New Jersey.

As Chief Executive Officer of the Company, Mr. Jagid brings deep institutional knowledge and perspective regarding our strengths, challenges, opportunities and operations to his role as a member of the Board and our Chairman.  In addition, Mr. Jagid possesses an extensive understanding of wireless technology and is an inventor on several of the Company's patents. Mr. Jagid brings to the Board the critical link between management and the Board, enabling the Board to perform its oversight function with the benefit of senior management’s perspective on our business.  Mr. Jagid also has a legal background.

Lawrence S. Burstein.  Mr. Burstein has served as a director of the Company since June, 1999.  Mr. Burstein also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Nominating Committee.  Since March, 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company.  From January 1982 to March 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company.  Mr. Burstein also currently serves as a director and a member of the audit, compensation and governance committees of the board of directors of CAS Medical Systems, Inc., a publicly traded medical technology company that develops, manufactures and markets non-invasive patient monitoring products; a director and a member of the audit committee and the chairman of the governance committee of the board of directors of THQ, Inc., a leading worldwide developer and publisher of interactive entertainment software for popular game systems; a director and the chairman of the audit committee and a member of the compensation committee of the board of directors of Atrinsic, Inc. (formerly known as New Motion, Inc.), a publicly traded, Internet-focused marketing company; and a director and a member of the audit and compensation committees of the board of directors of Millennium India Acquisition Corp., a publicly traded close-ended investment company.  Mr. Burstein previously served as a director of American Telecom Services Inc. from February, 2006, until 2009.  Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and received his law degree from Columbia Law School.

Mr. Burstein has extensive experience in private investments and finance, and possesses considerable knowledge with respect to law and strategic business matters across a variety of industries.  As a result of these experiences and the insights he has gained in investments, financial management and other areas, Mr. Burstein makes a significant contribution to the Board’s consideration of issues and oversight of management.  In addition, Mr. Burstein’s service as a director of the Company since 1999 has provided him with extensive knowledge of the Company and its business and operations.  Mr. Burstein also brings significant board expertise to the Company, as he serves as a director (and a member of various board committees) of several of public companies.  Mr. Burstein’s skills and experience make him knowledgeable of the complex issues facing global companies today and give him an understanding of what makes businesses work effectively and efficiently.

Harold D. Copperman.  Mr. Copperman has served as a director of the Company since October, 2008, and as the Board’s independent lead director since June, 2009.  Mr. Copperman also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Compensation Committee.  Mr. Copperman has served as President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software and services, since March, 2002.  From January, 2001, to March, 2002, Mr. Copperman was a consultant and a private investor.  From 1993 to 1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp.  Mr. Copperman also has served as President and Chief Executive Officer of JWP, Inc.; President and Chief Operating Officer of Commodore Business Machines, Inc.; and Vice President and General Manager for Apple Computer, Inc.’s Eastern Operations.  He also spent 20 years at IBM Corporation, where he held a variety of sales, marketing and executive positions.  Mr. Copperman currently serves as a director and the chairman of the compensation committee of the board of directors of Metastorm Inc., a privately held, global provider of enterprise architecture modeling, business process analysis and business process management software, a position he has held since 2001.  Since January, 2010, Mr. Copperman also has served as a director and the chairman of the compensation committee of the board of directors of Meru Networks, Inc., a publicly traded company that engages in the development and marketing of a virtualized wireless LAN solution.  Mr. Copperman previously served as a director and a member of the audit, compensation and nominating and governance committees of the board of directors of Avocent Corporation, a publicly traded company that delivers IT operations management solutions, from 2002 until December, 2009, at which time Avocent Corporation was acquired by Emerson Electric Co.  In addition, Mr. Copperman previously served as a director and a member of the audit and nominating and governance committees and the chairman of the compensation committee of the board of directors of AXS-One Inc., a publicly traded company that provides high performance records compliance management solutions, from 2006 until June, 2009, when AXS-One Inc. was acquired by Unify Corporation.  From 2001 until 2008, Mr. Copperman also served as a director and a member of the audit and nominating and governance committees of the board of directors of Epicor Software Corporation, a publicly held company that designs, develops, markets and supports enterprise application software solutions and services.  Mr. Copperman received a Bachelor of Science in Mechanical Engineering from Rutgers University and served as a Captain in the U.S. Army.

Mr. Copperman possesses extensive business, operating and executive expertise, and has a diversified background of managing and operating several companies, primarily in the technology industry.  Among other things, Mr. Copperman has served as the chief executive officer of a major distributor, and possesses skills in the areas of executive management, leadership, corporate governance, strategic planning and mergers and acquisitions.  Mr. Copperman’s experience as a board member of various public companies, including as member or chairman of their compensation committees, provides him with insight and perspective into current best practices at the board of directors and compensation committee levels and enables him to be an effective contributing member of the Board.

Kenneth S. Ehrman.  Mr. Ehrman is one of our founders and has served as a director of the Company as well as our President since our inception in 1993.  Mr. Ehrman also previously served as our Chief Operating Officer from June, 2000, to March, 2010.  He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering.  Upon his graduation, and until our inception, Mr. Ehrman worked as a production manager with Echelon Corporation.  Mr. Ehrman is the brother of Michael L. Ehrman, our Chief Technology Officer.

Mr. Ehrman is one of the founders of the Company and has served as an officer of the Company since its inception in 1993.  Mr. Ehrman has a strong technical and engineering background and, as noted above, earned a Bachelor of Science degree in Industrial Engineering from Stanford University.  Mr. Ehrman’s qualifications to serve on the Board include his management experience, his engineering expertise and a long history and familiarity with the Company.  In addition, Mr. Ehrman’s role as the President and the former Chief Operating Officer of the Company provides the Board with invaluable insight into the management and daily operations of the Company. Mr. Ehrman also is an inventor on several of the Company’s patents.

Michael P. Monaco.  Mr. Monaco has served as a director of the Company since June, 2001.  Mr. Monaco also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Audit Committee.  Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York-based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management.  He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services, from 2000 to 2001.  He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000.  Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996.  Mr. Monaco currently serves as a director of The International Securities Exchange, which operates the leading options exchange in the United States.  Mr. Monaco previously served as a director of Washington Group International, Inc. (“WGI”), a publicly traded company which provides integrated engineering, construction and management services to businesses and governments around the world, from 2002 until November, 2007, when WGI was acquired by URS Corporation, and also served as chairman of the audit committee of WGI’s board of directors.  Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University.  Mr. Monaco is also a Certified Public Accountant.

As a result of his role as Executive Vice President and Chief Financial Officer of the American Express Company, as well as the other positions of financial oversight and responsibility that he has held during his career, Mr. Monaco, Chairman of our Audit Committee, has significant experience in public company accounting, risk management, disclosure and financial system management and has been determined to be an “audit committee financial expert” under the rules and regulations of the SEC.  Mr. Monaco’s prior experiences demonstrate his leadership capability and business acumen.  Mr. Monaco also has other public company board experience, including specific experience serving on audit committees.

Executive Officers

Kenneth S. Ehrman.  See narrative description under the caption “Directors (Director Nominees),” above.

Michael L. Ehrman.  Mr. Ehrman serves as our Chief Technology Officer, a position he has held since March, 2010. Mr. Ehrman previously served as our Executive Vice President of Engineering from August, 1999, until March, 2010.  Prior to that, he served as our Executive Vice President of Software Development since joining us in 1995.  Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering  Economics Systems as well as a Bachelor of Science in Computer Systems Engineering.  Upon his graduation in 1994, Mr. Ehrman was employed as a consultant for Andersen Consulting in New York.  Mr. Ehrman is the brother of Kenneth S. Ehrman, our President and a member of our Board.

Peter Fausel.  Mr. Fausel has served as our Executive Vice President  Sales since March, 2010.  Prior to that, Mr. Fausel served as our Executive Vice President  Sales, Marketing and Customer Support since March, 2007.  From 2003 until February, 2007, Mr. Fausel served as Senior Vice President of Sales and Marketing for LXE, Inc., a manufacturer of wireless mobile computing solutions.  Prior to his tenure with LXE, Mr. Fausel served as President of Jacada, Inc., an enterprise application software company, from 2001 to 2002.  He has also previously served as Senior Vice President of Sales and Marketing for Ross Systems, an enterprise resource planning software provider, and Vice President of Global Accounts and Industry Marketing for Invensys PLC, production technology and energy management company.  Mr. Fausel received a Bachelor of Science degree in Business Administration  Finance from the University of Florida.

Jeffrey M. Jagid.  See narrative description under the caption “Directors (Director Nominees),” above.

Ned Mavrommatis.  Mr. Mavrommatis has served as our Chief Financial Officer since joining us in August, 1999, as our Treasurer since June, 2001, and as our Corporate Secretary since November, 2003.  Prior to joining us, Mr. Mavrommatis was a Senior Manager at the accounting firm of Eisner LLP.  Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York.  Mr. Mavrommatis is also a Certified Public Accountant.

Darryl Miller.  Mr. Miller was appointed Chief Operating Officer of the Company on March 24, 2010.  Mr. Miller joined the Company in connection with its acquisition of the telematics business of GE Asset Intelligence, LLC (“GEAI”), which was completed on January 7, 2010.  Mr. Miller previously had served as Chief Operations Officer of GEAI, in which capacity he was responsible for corporate operations, marketing and sales.  Prior to joining the GEAI team, Mr. Miller served as the General Manager for Factory Service at GE Industrial’s Consumer & Industrial business in Louisville, Kentucky.  Mr. Miller joined the General Electric organization in 1986 as part of its manufacturing management program, and has spent more than the past twenty years in various leadership roles in different manufacturing and service operations.  Mr. Miller received a Bachelor of Arts degree in mechanical engineering from Gannon University.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

Our Board is responsible for the management and direction of our Company and for establishing broad corporate policies.  Members of the Board are kept informed of our business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board and committee meetings.  Each director has access to all of our books, records and reports, and members of management are available at all times to answer their questions.

Currently, there are five members of the Board.  The Board is not classified or staggered, and all directors hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Director Independence

Our Board has determined that each of Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco satisfies the current “independent director” standards established by rules of The NASDAQ Stock Market LLC (“Nasdaq”) and, as to the members of the Audit Committee of our Board, the additional independence requirements under applicable rules and regulations of the SEC.  Thus, a majority of the Board is comprised of independent directors as required by Nasdaq Rule 5605(b)(1) and the Audit Committee of the Board is comprised of three independent directors as required by Nasdaq Rule 5605(c)(2).

Board Leadership Structure

Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer, an independent lead director and active independent directors.  Currently, Jeffrey M. Jagid serves as our Chairman of the Board and Chief Executive Officer and Harold D. Copperman serves as the independent lead director.  The Board believes that this leadership structure is the most effective for the Company at this time.  Because the Chief Executive Officer is closest to the many facets of our business, the Board believes that the Chief Executive Officer is in the best position to lead most effectively and to serve in the critical role of Chairman of the Board.  In addition, as he is directly involved in managing the Company, having a Chairman who also serves as Chief Executive Officer facilitates timely communication with the Board on critical business matters.  Further, we believe that this combined leadership structure is appropriate for our Company because our Chairman and Chief Executive Officer (i) conveys a singular, cohesive message to our stockholders, employees, industry partners and the investment community and (ii) eliminates any ambiguity as to who is accountable for the Company’s performance.  The lead director, among other things, works with the Chairman to set and approve agendas and schedules for Board meetings, serves as a liaison between the Chairman and the non-employee directors, and presides at any meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors.  Our directors and management team engage frequently and directly in the flow of information and ideas and we believe our combined leadership structure facilitates the quality, quantity and timeliness of the information flow and communication.  The Board believes that there is a well-functioning and effective balance between strong Company leadership, an independent lead director and oversight by active, independent directors.

Risk Oversight

The Board has the ultimate oversight responsibility for the risk management process and regularly reviews issues that present particular risk to us, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, facilities and operations, supply chain, legal and environmental matters and insurance.  The Board further relies on the Audit Committee for oversight of certain areas of risk management.  In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent registered public accounting firm our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance, and advises the internal audit function as to overall risk assessment of the Company.

While the Board oversees risk management, Company management is charged with managing risk.  Management communicates routinely with the Board, committees of the Board and individual directors on significant risks that have been identified and how they are being managed.  Directors are free to, and indeed frequently do, communicate directly with senior management.

Company believes that its leadership structure, discussed above, supports the risk oversight function of the Board.  While the Company has a combined Chairman and Chief Executive Officer, independent directors chair the various Board committees involved with risk oversight, there is frequent and open communication among management and directors, and all directors are actively involved in the risk oversight function.  The Board believes that this approach provides appropriate checks and balances against undue risk-taking.

Board and Committee Meetings

The Board held eleven meetings during our fiscal year ended December 31, 2009.  All of such meetings were attended, either in person or telephonically, by all of the members of the Board.  Actions were also taken by unanimous written consent of the Board on one occasion during such year.

We have adopted a policy of encouraging, but not requiring, members of the Board to attend our annual meetings of stockholders.  All of the members of the Board at the time of our 2009 annual meeting of stockholders held last year attended such meeting.

Meetings of the non-management directors are held regularly throughout the year.

Committees of the Board

The standing committees of the Board include the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act.

The Board has determined that it has at least one audit committee financial expert serving on the Audit Committee.  Mr. Monaco serves as the audit committee financial expert.  Mr. Monaco also serves as the Chairman of the Audit Committee.

The Audit Committee held six meetings during the fiscal year ended December 31, 2009.  All of such meetings were attended, either in person or telephonically, by all of the members of the Audit Committee.  The Audit Committee did not take any actions by unanimous written consent during the fiscal year ended December 31, 2009.

The Board has adopted a written charter for the Audit Committee, a copy of which is publicly available on our website at www.id-systems.com.  The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually.  The information on our website is not a part of this Proxy Statement. A copy of the charter of the Audit Committee is also attached as Annex A to this Proxy Statement.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm and management.

In accordance with its written charter, the Audit Committee assists the Board in monitoring (1) the integrity of our financial reporting process including our internal controls regarding financial reporting, (2) our compliance with legal and regulatory requirements and (3) the independence and performance of our internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board.

The report of the Audit Committee appears on page 20 of this Proxy Statement.

Compensation Committee

The Compensation Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2).  Mr. Copperman serves as the Chairman of the Compensation Committee.  Prior to June, 2009, Mr. Burstein served as the Chairman of the Compensation Committee.

The Compensation Committee held five meetings during the fiscal year ended December 31, 2009.  All of such meetings were attended, either in person or telephonically, by all of the members of the Compensation Committee.  Actions were also taken by the unanimous written consent of the members of the Compensation Committee on three occasions during the fiscal year ended December 31, 2009.  In addition, there were several informal discussions among the Compensation Committee and the compensation consultant utilized by the Compensation Committee during 2009.

The Compensation Committee sets executives’ annual compensation and long-term incentives, reviews management’s performance, development and compensation, determines option grants and administers our incentive plans.  The Board has adopted a written charter for the Compensation Committee, a copy of which is publicly available on our website at www.id-systems.com.  The Compensation Committee’s charter sets forth the responsibilities, authority and specific duties of the Compensation Committee and is reviewed and reassessed annually.  The charter specifies that the Compensation Committee has overall responsibility for evaluating and approving our director and officer compensation plans, policies and programs and for producing an annual report on executive compensation for inclusion in our annual report on Form 10-K or annual proxy statement, in accordance with applicable rules and regulations.

The report of the Compensation Committee appears on page 21 of this Proxy Statement.

Nominating Committee

The Nominating Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2).  Mr. Burstein serves as the Chairman of the Nominating Committee.  Prior to June, 2009, Mr. Copperman served as the Chairman of the Nominating Committee.

The Nominating Committee held one meeting during the fiscal year ended December 31, 2009, which was attended, either in person or telephonically, by all of the members of the Nominating Committee.  The Nominating Committee did not take any actions by unanimous written consent during the fiscal year ended December 31, 2009.

The Board has adopted a written charter for the Nominating Committee, which is publicly available on our website at www.id-systems.com.  The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board, and the Nominating Committee has adopted procedures addressing the foregoing.

Procedures for Considering Nominations Made by Stockholders.  The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third parties, other than candidates who have previously served on the Board or who are recommended by the Board.  These guidelines provide that a nomination must be delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director:  (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications.  The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess.  Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company and its affiliates, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

We believe that each member of our Board should possess the qualities of character, judgment, business acumen, diligence, lack of conflicts of interest, familiarity with our business and industry, ability to work collegially and ability to act in the best interests of all stockholders.  While we do not have a formal diversity policy, we seek to have directors representing a range of experiences, qualifications, skills and backgrounds.

Identification and Evaluation of Candidates for the Board.  Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders of the Company.  The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing members of the Board will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

In May, 2008, the Company engaged a third-party consultant to assist the Nominating Committee in searching for and identifying qualified individuals to recommend to the Board to fill the vacancy on the Board that was created by the passing of Beatrice Yormark, a former director of the Company.

Stock Ownership Guidelines. On April 29, 2009, the Board adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders and to promote our commitment to sound corporate governance.  Pursuant to these guidelines, each outside director is required to hold shares of our common stock with a value equal to three times the amount paid in cash to such director for services as a director (including for in-person and telephonic meetings of the Board and meetings of committees of the Board) during the fiscal year ended December 31, 2008, or, if all such meetings were not attended by such director during such year, the amount that would have been paid in cash to such director for services as a director had such director attended all such meetings.  The ownership guideline value for each outside director initially will be calculated with respect to the fiscal year ended December 31, 2008 and will be re-calculated with respect to the fiscal year ending December 31, 2012 and each third year thereafter.  Outside directors are required to achieve the applicable level of ownership within three (3) years of the later of the date the guidelines were adopted and the date the person first became an outside director.  Under the stock ownership guidelines, the value of the shares of common stock held by each outside director will be determined on April 1st of each year based on the average for the twenty (20) consecutive trading days preceding and including such date of the reported last sale prices per share on the Nasdaq Global Market or other principal national securities exchange or inter-dealer quotation system on which our common stock is listed or admitted to trading.

Third Party Recommendations.  In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

Director Compensation

General

All directors are entitled to reimbursement for travel and lodging and other reasonable out-of-pocket expenses incurred by them in connection with their attendance at Board and/or Board committee meetings or other activities on our behalf.

Employee Directors

Directors who are current officers or employees of the Company or any subsidiary of the Company do not receive any additional compensation for their service as members of either the Board or any committees of the Board.

Non-Employee Directors

Under our prior non-employee director program in place until June 29, 2009, directors who were neither employees of the Company nor employees of any of our subsidiaries were entitled to receive, as applicable, $2,500 per Board meeting, $250 per telephonic Board meeting, $5,000 per year for serving on the Audit Committee and $1,000 per year for serving on the Compensation Committee.

During June, 2009, based on the recommendation of the compensation consultant engaged by the Company, we changed our director compensation program.  Under the new program, non-employee directors are entitled to receive annual compensation that has an economic value of approximately $75,000, which includes a cash retainer of $15,000 and equity grants with an economic value of approximately $60,000.  The equity grant is comprised of 50% restricted stock awards and 50% stock options.  A new non-employee director receives two times the annual grant upon becoming a director of the Company.  A non-employee director may elect to take all or a portion of the cash retainer in equity, provided that sufficient equity exists under the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “2009 Non-Employee Director Plan”), which was adopted by the Board in April, 2009, and approved by our stockholders in June, 2009.

As noted above, our non-employee directors are entitled to participate in the 2009 Non-Employee Director Plan.  As of April 27, 2010, a total of 300,000 shares of our common stock have been reserved for issuance under such plan.  Non-employee directors are eligible to be awarded non-qualified stock options and shares of restricted stock under the 2009 Non-Employee Director Plan.  A recipient of restricted stock under the 2009 Non-Employee Director Plan is entitled to vote such shares and would be entitled to dividends, if any, paid on such shares, but is not entitled to dispose of such shares until they have vested in accordance with the terms of the applicable award.

During the fiscal year ended December 31, 2009, each of our non-employee directors (other than Mr. Copperman) received options to purchase 5,000 shares of our common stock on each of January 2, 2009 and April 1, 2009, at a per-share exercise price of $4.10 and $3.86, respectively, under the Company’s 1999 Director Stock Option Plan (the “1999 Director Option Plan”).  On June 29, 2009, Mr. Copperman received 27,000 shares of restricted stock and options to purchase 45,000 shares of common stock at a per-share exercise price of $3.54, and Messrs. Burstein and Monaco each received 9,000 shares of restricted stock and options to purchase 15,000 shares of common stock at a per-share exercise price of $3.54.  All of the awards made on June 29, 2009, were made under the 2009 Non-Employee Director Plan.  The 1999 Director Option Plan expired on May 13, 2009, and no options may be issued thereunder after its expiration.

Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

The following table provides certain information with respect to the compensation paid to our non-employee directors during the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)(1)	Total ($)

Lawrence S. Burstein (3)	20,000	31,860 (2)	48,290	100,150
Michael P. Monaco (3)	20,000	31,860 (2)	48,290	100,150
Harold D. Copperman (3)	20,000	95,580 (2)	92,970	208,550

(1)
Restricted stock and option awards include the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), Compensation – Stock Compensation.  For a discussion of the assumptions we made in valuing the stock and option awards, see “Note B (17)—Significant Accounting Policies—Stock-Based Compensation” and “Note (H)—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(2)	Each of these restricted stock awards will vest over a five-year period, with 20% of such shares vesting on each of the first through fifth anniversaries of the grant date.

(3)
At December 31, 2009, Lawrence S. Burstein had options to purchase 150,000 shares of our common stock; Michael P. Monaco had options to purchase 176,800 shares of our common stock; and Harold D. Copperman had options to purchase 60,000 shares of our common stock.  At December 31, 2009, Lawrence S. Burstein had 9,000 unvested restricted shares of our common stock; Michael P. Monaco had 9,000 unvested restricted shares of our common stock; and Harold D. Copperman had 27,000 unvested restricted shares of our common stock.

Process for Sending Communications to the Board of Directors

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board.  Any such communication should be addressed and sent to our Corporate Secretary at c/o I.D. Systems, Inc., One University Plaza, Hackensack, New Jersey 07601.  Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire Board or to one or more members of the Board, as applicable.  All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.  Under the procedures established by the Board, upon the Corporate Secretary’s receipt of such a communication, our Corporate Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder.  Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Code of Ethics

We have a code of ethics (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Financial Officer and Controller and other persons who perform similar functions.  A copy of our Code of Ethics can be found on our website at www.id-systems.com.  The Code of Ethics also is available in print, free of charge, to any stockholder who requests a copy by writing to the Company at the following address:  I.D. Systems, Inc., One University Plaza, Hackensack, New Jersey 07601, Attention:  Corporate Secretary.  Our Code of Ethics is intended to be a codification of the business and ethical principles that guide the Company, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.  We will post any amendment to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC or Nasdaq, on our website.

Certain Relationships and Related Transactions

In accordance with its charter, the Audit Committee is responsible for annually reviewing any transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest.  Since January 1, 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or was a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest.  As of the date of this Proxy Statement, our common stock is the Company’s only class of voting securities.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee of the Board of Directors is currently comprised solely of independent directors meeting the requirements of applicable rules of the SEC and of the Nasdaq Global Market.  All members of the Audit Committee were appointed by the Board of Directors.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.  The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.  As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, integrity of financial statements, internal controls and internal audit functions.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations.  The Company’s independent registered public accounting firm, Eisner LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion in its report on those financial statements.

The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2009, and met with both management and Eisner LLP to discuss those financial statements and Eisner LLP’s related opinion.

The Audit Committee has discussed with Eisner LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received and reviewed the written disclosures and the letter from Eisner LLP required by applicable requirements of the PCAOB regarding Eisner LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Eisner LLP its independence.

The Audit Committee has received the written disclosures and the letter from Eisner LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Eisner LLP’s communications with the Audit Committee concerning independence, and has discussed with Eisner LLP its independence.

Based on its review and the meetings, discussions and reports described above, and subject to the limitations of its role and responsibilities referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2009, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 to be filed with the SEC.

Members of the Audit Committee:

Michael P. Monaco, Chairman
Lawrence S. Burstein
Harold D. Copperman

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis.  Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Harold D. Copperman, Chairman
Lawrence S. Burstein
Michael P. Monaco

Compensation Discussion and Analysis

Introduction

This discussion presents the principles underlying our executive officer compensation program.  Our goal in this discussion is to provide the reasons why we award compensation as we do and to place in perspective the data presented in the tables that follow this discussion.  The focus is primarily on compensation of our executive officers for the fiscal year ended December 31, 2009, but some historical and forward-looking information is also provided to put such year’s compensation information in context.  The information presented herein relates to Jeffrey M. Jagid, our Chief Executive Officer, Ned Mavrommatis, our Chief Financial Officer, and our three other most highly compensated executive officers, who are sometimes referred to in this proxy statement as our “Named Executive Officers.”

Compensation Philosophy and Objectives

We attempt to apply a consistent philosophy to compensation for all employees, including senior management.  This philosophy is based on the premises that our success is dependent upon the efforts of each employee and that a cooperative, team-oriented environment is an essential part of our culture.  We believe in the importance of rewarding our employees for our successes, which is why we emphasize pay-for-performance incentive compensation.  Particular emphasis is placed on broad employee equity participation through the use of stock options and restricted stock awards, as well as on annual cash bonuses linked to achievement of our corporate performance goals.

Our compensation programs for our Named Executive Officers are designed to achieve a variety of goals, including:

•	attracting and retaining talented and experienced executives;

•	motivating and rewarding executives whose knowledge, skills and performance are critical to our success;

•	aligning the interests of our executives and stockholders by motivating executives to increase stockholder value in a sustained manner; and

•	providing a competitive compensation package which rewards achievement of our goals.

Total compensation paid to our executive officers is influenced significantly by the need to attract and retain management employees with a high level of expertise and to motivate and retain key executives for our long-term success.  Some of the components of compensation, such as salary, are generally fixed and do not vary based on our financial and other performance.  Some components, such as bonus, stock options and stock award grants, are dependent upon the achievement of certain goals jointly agreed upon by our management and the Compensation Committee.  Furthermore, the value of certain of these components, such as stock options and restricted stock, is dependent upon our future stock price.

We compensate our executive officers in these different ways in order to achieve different goals.  Cash compensation, for example, provides executive officers with a minimum base salary.  Incentive bonus compensation is generally linked to the achievement of financial and business goals, and is intended to reward executive officers for our overall performance in reaching annual goals that are agreed to in advance by management and the Compensation Committee.  Stock options and grants of restricted stock are intended to link our executive officers’ longer-term compensation with the performance of our stock and to build executive ownership positions in our stock.  This encourages our executive officers to remain with us and to act in ways intended to maximize stockholder value, and serves to penalize them if we and/or our stock fails to perform to expectations.

We view the three components of our executive officer compensation as related but distinct.  Although the Compensation Committee does review total compensation, it does not believe that compensation derived from one component of compensation necessarily should negate or reduce compensation from other components.  We determine the appropriate level for each compensation component based in part, but not exclusively, on its historical practices with the individual and our view of individual performance and other information we deem relevant.  The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.  We have not reviewed wealth and retirement accumulation as a result of employment with us, and have only focused on fair compensation for the year in question.

As discussed below, with respect to compensation paid during 2009, the Compensation Committee utilized the services of a compensation consultant, Compensation Resources, Inc. (“CRI”), in benchmarking executive compensation.  The Compensation Committee realizes that benchmarking our compensation against the compensation earned at comparable companies may not always be appropriate, but believes that engaging in a comparative analysis of compensation practices is useful.

Role of the Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any consultant, as well as approve the consultant’s fees and other terms of retention.  As noted, during 2009, the Compensation Committee engaged CRI as its independent compensation consultant to provide research, analysis, market data, survey information and design expertise in developing compensation and equity programs for executives and directors.  CRI also provided market data and recommendations relating to the peer group of companies utilized as a reference for determining competitive compensation packages for our executives and directors and helped the Company to establish plans for the payment of cash incentive bonuses and awards of stock options or restricted stock to the Named Executive Officers.  CRI did not determine or recommend the exact amount or form of executive compensation for any of the Named Executive Officers.  CRI generally attended meetings of the Compensation Committee, was available to participate in executive sessions and communicated directly with the Chairman of the Compensation Committee or its members outside of meetings.

Elements of Executive Officer Compensation

Base Salary.  We pay our executive officers a base salary, which we review and determine annually.  We believe that a competitive base salary is a necessary element of any compensation program.  We believe that attractive base salaries can motivate and reward executives for their overall performance.  Base salaries are established in part based on the particular executive’s position, responsibility, experience, skills and expected contributions during the coming year and such individual’s performance during the prior year.  We also have sought to align base compensation levels comparable to our competitors and other companies in similar stages of development.  We do not view base salaries as primarily serving our objective of paying for performance, but in attracting and retaining the most qualified executives necessary to run the Company’s business.  Based on the recommendation of CRI and the peer group analysis, the Compensation Committee did not raise the base salary of any of its Named Executive Officers for 2009 and instead focused on a pay-for-performance structure, which is discussed below.

Cash Incentive Bonuses.

The primary objective of our annual cash incentive bonus program is to motivate and reward our employees, including our Named Executive Officers, for meeting our short-term objectives using a pay-for-performance program with objectively determinable performance goals.  Certain Named Executive Officer are eligible to receive a cash incentive bonus under the 2009 Executive Incentive Plan (“EIP”), which was recommended by CRI and adopted by the Compensation Committee.  The objectives of the EIP are to align the interests of all employees with the Company’s annual performance goals.  The EIP focuses on rewarding executives for the achievement of annual financial objectives with competitive financial incentives, and provides a systemic plan for establishing definitive performance goals.  The Company’s performance goals are based on revenue growth and growth in net operating income (or reduction in net operating loss).  Executives will be awarded cash bonus compensation based on the Company’s annual results in these areas.

The Company will accrue funds for the EIP over the course of the applicable plan year.  The EIP may be modified or terminated by the Compensation Committee at any time, but incentive awards that have been earned by the participating Named Executive Officers through the date of termination of the EIP will be payable.  In addition, target awards and weightings may be modified by the Compensation Committee during the plan year based upon a shift in focus or changing industry standards, or any other factors that the Compensation Committee deems appropriate.  The Compensation Committee has the authority to administer the EIP and has the final decision on any discrepancies in interpretation of the EIP.

Participation in the EIP is divided into “tiers” by level of function, with the Chief Executive Officer in Tier A, the highest of three tiers, the Chief Financial Officer and the President in Tier B, and the Chief Technology Officer in Tier C.  Awards are calculated as a percentage of base salary and are based upon the achievement of key financial measures determined by executive management.  The target award (expressed as a percentage of base salary) for each tier is as follows:

Tier	Target Award Percentage (%)	Maximum Target Award Percentage (%)
A	85%	170%
B	60%	120%
C	50%	100%

Awards, if any, will be calculated based on the overall level of achievement with respect to each award component (revenues and net operating income).  Any awards are paid after completion of the Company’s audited financial statements for the applicable year.  Participants will not be entitled to receive an award unless they are employed by the Company at the end of the applicable plan year and at the time the award is paid by the Company.

The performance objectives for earning an award under the EIP relate to the Company’s revenues and net operating income (NOI).  Subject to the NOI multiplier described below, the Company’s revenues were required to equal or exceed $27.5 million (the “Threshold Amount”) in order to the executives to receive any portion of their respective EIP bonuses.  If revenues were equal to or exceeded $40.0 million (the “Maximum Amount”), the executive potentially would be entitled to receive 200% of his target award.  The percentage of the target bonus to which the executive would be entitled in the event that revenues equaled an amount greater than the Threshold Amount and less than the Maximum Amount would be determined on a straight-line basis between the two amounts.

However, even if revenues met the Threshold Amount, the executive may not be entitled to any bonus as a result of the NOI multiplier component under the EIP.  For example, an executive would not be entitled to any bonus if the Company’s NOI was a loss of $4.0 million or greater.  If the Company’s NOI was a loss of $2.0 million or less, the executive’s bonus amount, if any, would not be reduced.  The NOI multiplier for losses in an amount less than $4.0 million and greater than $2.0 million would be determined on a straight-line basis between the two amounts.

Under the EIP, for the fiscal year ended December 31, 2009, our Chief Executive Officer, Chief Financial Officer, President and Chief Technology Officer were eligible to receive up to $265,200, $153,000, $153,000 and $120,000, respectively, as an annual cash incentive bonus based upon the Company’s meeting its pre-determined performance objectives under the EIP.  None of the Named Executive Officers received these bonus payments, however, as the Company did not meet its goals for the year ended December 31, 2009.

For the year ended December 31, 2009, our Executive Vice President  Sales was eligible to receive up to $200,000 as an annual cash incentive bonus based upon meeting pre-determined quarterly and annual revenue goals established by the Compensation Committee, but he did not earn any bonus since the Company did not meet the applicable quarterly and annual revenue goals.

Equity Compensation.

We believe that stock options and restricted stock awards are an important long-term incentive for our executive officers and employees and that our stock option and restricted stock award program has been effective in aligning officer and employee interests with those of our stockholders.  We review our equity compensation plans annually.  Employees are eligible for annual stock option and restricted stock award grants based on targeted levels.  These options and grants are intended to produce value for each executive officer if (i) our stockholders derive significant sustained value and (ii) the executive officer remains employed with us.

Historically, the Company did not have any program, plan or obligation under which it was required to grant equity compensation to any executive officer on specified dates or upon the achievement of certain performance goals.  The authority to make equity grants to executive officers rests with the Compensation Committee, although, as noted, the Compensation Committee does consider the recommendations of our Chairman and Chief Executive Officer in setting the compensation of our other executive officers.

However, in consultation with CRI, the Compensation Committee adopted a Long-Term Incentive Plan (“LTIP”) for certain of its executive officers, including the Named Executive Officers, for the year ended December 31, 2009.  Under the LTIP, the executive officers would be entitled to an initial equity grant as well as future grants, some of which are based on pre-determined performance criteria.

The initial grants to the Named Executive Officers were based on the peer group analysis and consultation with CRI.  The dollar value of the initial equity awards granted to the Named Executive Officers is set forth in the table below.

Officer	Dollar Value of Initial LTIP Award
Chief Executive Officer	$450,000
Chief Financial Officer	$250,000
President	$250,000
Chief Technology Officer	$250,000
Executive Vice President  Sales	$250,000

The number of shares granted to each executive is determined by dividing the grant value by the value of a share of stock (or option) on the date of grant (in the case of the initial grants, June 29, 2009).  The aggregate number of shares granted to each executive is then broken out into three categories:

•	Stock Options (25%);

•	Shares of Restricted Stock (25%); and

•	Performance Shares (50%).

Stock option awards and restricted stock awards vest over time, whereby, in each case, 100% percent of the award will vest three years from the date of grant.  Performance shares, on the other hand, only vest upon the achievement of certain targets relating to the price of the Company’s common stock at the end of a three-year measurement period (as described below).  A pro-rated portion of the performance shares may be earned (but not issued) annually if the stock price targets are reached at the end of each annual measurement period, based on a trailing 20-trading-day average.

The final determination of the performance share award will be based on the achievement of the following price targets at the end of the three-year period:

Stock Price	Percentage of Grant Earned
Below $7.50	No grant is earned.
$7.50	50% of grant is earned.
$10.00	100% of grant is earned.
$12.50	150% of grant is earned.
Above $12.50	150% of grant is earned.

The actual percentage of the grant that is earned will be based on the actual stock price that is achieved on a straight-line basis between $7.50 and $12.50.  The three-year measurement period generally will be based on the stock price (20-day average) following the announcement of the Company’s financial results for a particular fiscal year.  The first year of the measurement period, however, will be the period from that date on which the LTIP was adopted by the Company through the announcement of financial results for the fiscal year ending December 31, 2009.  After that, each annual measurement period will run from announcement of annual financial results to announcement of financial results for the following year.

The number of stock options, restricted shares and restricted stock units granted to and held by our executive officers are reflected in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table below.

Severance and Change-in-Control Benefits.  Except for the severance and change-in-control benefits described below under the captions “Severance Arrangements” and “Potential Payments Upon Termination or Change in Control,” we do not provide to any of our executive officers any severance or change in control benefits in the event of termination or retirement, whether following a change in control or otherwise.

Benefits.  The executive officers participate in all of our employee benefit plans, such as medical and 401(k) plan, on the same basis as our other employees, except that we pay 100% of the premiums for health and dental insurance of our executive officers and 75% of the premiums for health and dental insurance of our other employees.

Perquisites.  Our Chief Executive Officer and our other Named Executive Officers receive an allowance for automobile and related expenses, which amounts are reflected under column titled “All Other Compensation” in the Summary Compensation Table.  Our use of perquisites as an element of compensation is very limited.  We do not view perquisites as a significant element of our comprehensive compensation structure.

The Compensation Committee Process

Compensation Committee meetings typically involve a preliminary discussion with our Chairman and Chief Executive Officer prior to the Compensation Committee deliberating without any members of management present.  For compensation decisions, including decisions regarding the grant of equity compensation relating to executive officers (other than our Chairman and Chief Executive Officer), the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer and includes him in its discussions.  The Compensation Committee also considered and discussed the recommendations of CRI in making determinations with respect to 2009 compensation for the Named Executive Officers.

Peer Group

As noted, the Compensation Committee utilized a peer group of companies as a reference for determining competitive total compensation packages for our Named Executive Officers.  For 2009 compensation, this peer group consisted of the following companies:

AeroVironment, Inc.	Merrimac Industries, Inc.
ANADIGICS, Inc.	ORBCOMM Inc.
Blonder Tongue Laboratories, Inc.	Orbit International Corp.
Chyron Corporation	RELM Wireless Corporation
Digital Angel Corporation	SCM Microsystems, Inc.
I/OMagic Corporation	Socket Mobile, Inc.
K-Tron International, Inc.	PositiveID Corporation (formerly known as VeriChip Corporation)
LoJack Corporation	XATA Corporation
Memsic, Inc.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), which requires us to estimate and record an expense for each award of equity compensation over the service period of the award.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Employment Arrangements

The Company has not entered into definitive employment agreements with any of its executive officers.  All executive officers serve at the discretion of the Board, with no fixed term of employment.

Severance Arrangements

Jeffrey M. Jagid, Kenneth S. Ehrman, Ned Mavrommatis and Michael L. Ehrman.  On September 22, 2009, the Company entered into severance agreements with each of Jeffrey M. Jagid, the Company’s Chairman and Chief Executive Officer, Kenneth S. Ehrman, the Company’s President and Chief Operating Officer, Ned Mavrommatis, the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, and Michael L. Ehrman, the Company’s Executive Vice President of Engineering (collectively, the “Severance Agreements,” and each, a “Severance Agreement”).  Jeffrey M. Jagid, Kenneth S. Ehrman, Ned Mavrommatis and Michael L. Ehrman are sometimes collectively referred to in this section as the “Executives” and each, an “Executive.”  The Severance Agreements were previously approved by the Compensation Committee of the Board and presented to the full Board.

Except as described below, each of the Severance Agreements is substantially identical in form.  The Severance Agreements provide each Executive with certain severance and change in control benefits upon the occurrence of a Trigger Event.  Under the Severance Agreements, a Trigger Event will have occurred if (i) the Company terminates the Executive without Cause or (ii) the Executive resigns for Good Reason within six months following a Change in Control Event (provided, however, that the termination of the Executive’s employment due to his death or Disability will in no event be considered a Trigger Event).

Within 45 days after the occurrence of a Trigger Event (or such shorter period as may be required under the terms of a general release agreement (“Release”) to be entered into by the Executive in order to obtain benefits under the Severance Agreement, a form of which is attached to the Severance Agreement), the Executive must execute and deliver the Release to the Company.  Upon the earlier of the expiration of any applicable revocation period required for the Release to be effective with respect to age discrimination claims and the date on which it is otherwise permitted to be effective and irrevocable under applicable law, the Executive will be entitled to the following:  (i) a cash payment at the rate of the Executive’s annual base salary as in effect immediately prior to the Trigger Event for a period of 18 months (in the case of Mr. Jagid) and 12 months in the case of the other Executives (such period, as applicable, the “Severance Period”), made as a series of payments that are payable in accordance with the Company’s standard payroll practices; (ii) a waiver of any remaining portion of the Executive’s healthcare continuation payments under COBRA for the Severance Period, provided that the Executive timely elects COBRA coverage and continues to make contributions for such coverage equal to his contribution amount in effect immediately preceding the date of his termination of employment; (iii) partial accelerated vesting of the Executive’s previously granted stock options and restricted stock awards, such that (to the extent not already then vested) a portion of these awards shall vest and/or become exercisable, in each case on a pro-rated basis that takes into account the number of months elapsed since the date of grant as compared to the scheduled vesting date (provided that the terms of the Company’s 2007 Equity Compensation Plan will continue to govern acceleration of vesting in the event of a “Change of Control” as defined therein); and (iv) an award of “Performance Shares” under the Restricted Stock Unit Award Agreement previously entered into between the Company and the Executive, in an amount and to the extent of the sum of the “Interim Shares” determined (and defined) in accordance with Exhibit A to that agreement.

As a condition to the Company’s obligations under the Severance Agreements, each Executive is required to execute and deliver to the Company a restrictive covenants agreement, a form of which is attached to the Severance Agreements, containing covenants regarding confidentiality, assignment of inventions, non-competition and non-solicitation.  These restrictive covenants will remain in effect during the Severance Period.

Peter Fausel.  If we had terminated Peter Fausel, our Executive Vice President  Sales, other than for cause (as defined below) prior to March 5, 2010, Mr. Fausel would have received a continuation of his salary for a period of six months plus all earned but unpaid bonus as of the date of such termination.  For this purpose, the term “cause” is defined by the Company and includes, but is not limited to, any willful or grossly negligent breach of Mr. Fausel’s duties as an employee and termination for fraud, embezzlement or any other similar dishonest conduct or for violation of our rules of conduct.  If Mr. Fausel had been terminated other than for cause as of December 31, 2009, Mr. Fausel would have been entitled to receive severance payments through June 30, 2010 (six months from the date of termination) in the aggregate amount of $135,000.  As Mr. Fausel remained employed by the Company as of March 5, 2010, this severance arrangement terminated as of such date and is no longer in effect.

Cash and Other Compensation

The following table, which should be read in conjunction with the explanations provided above, sets forth summary compensation information for the year ended December 31, 2009 for the Company’s (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) each of the Company’s three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer who were serving as executive officers of the Company as of December 31, 2009.  These persons are sometimes referred to elsewhere in this Proxy Statement as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jeffrey M. Jagid,	2009	312,000	138,174(4)	97,134		25,421	572,729
Chairman and Chief Executive Officer	2008	312,000	106,519(5)	91,900	75,000	24,900	610,319
	2007	300,000			37,500	16,853	354,353

Ned Mavrommatis,	2009	255,000	76,761(4)	53,964		22,848	408,573
Chief Financial Officer, Treasurer	2008	255,000	85,215(5)	73,520	56,250	15,965	485,950
and Corporate Secretary	2007	245,000			30,625	17,274	292,899

Kenneth S. Ehrman,	2009	255,000	76,761(4)	53,964		21,174	406,899
President	2008	255,000	85,215(5)	73,520	56,250	21,925	491,910
	2007	245,000			30,625	20,325	295,950

Michael L. Ehrman,	2009	240,000	76,761(4)	53,964		13,191	383,916
Chief Technology Officer	2008	240,000	85,215(5)	73,520	56,250	8,993	463,978
	2007	230,000			28,750	19,859	278,609

Peter Fausel,	2009	270,000	76,761(4)	53,964		13,636	414,361
Executive Vice President  Sales(7)	2008	270,000	85,215(5)	73,520	137,278	9,500	575,513
	2007	214,833	277,000(6)	794,400(6)	61,060	7,900	1,355,193

(1)
Restricted stock and option awards include the aggregate grant date fair value of such awards granted in the fiscal year indicated computed in accordance with ASC 718.  For a discussion of the assumptions we made in valuing the stock and option awards, see “Note B (17)—Significant Accounting Policies—Stock-Based Compensation” and “Note (H)—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(2)	This amount represents bonus earned for such fiscal year.

(3)
The dollar amounts shown under the heading “All other compensation” represent the incremental cost of all perquisites and other personal benefits to our named executive officers, for automobile allowance and related expenses.

(4)
This number includes restricted shares issued under the 2007 Equity Compensation Plan to Jeffrey M. Jagid, Ned Mavrommatis, Kenneth S. Ehrman, Michael L. Ehrman and Peter Fausel on June 29, 2009.  Of the restricted shares granted in 2009, 100% of the shares vest on the third annual anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary.

In addition, on June 29, 2009, we granted an aggregate of 233,000 performance shares to our executive officers pursuant to the 2007 Equity Compensation Plan.  The issuance of the shares of common stock underlying the performance shares was subject to the achievement of certain targets relating to the price of the Company’s common stock at the end of a three-year measurement period.  For additional information, see the discussion of the Company’s LTIP under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis.”  Performance share awards are valued in accordance with ASC 718 and the grant date fair value of performance shares is based upon the probable outcome of the performance conditions as of the grant date.  The “maximum” number of performance shares and grant date fair value of the number of performance shares computed in accordance with ASC 718 were 95,338 shares ($337,496) for Jeffrey M. Jagid and 52,966 shares ($187,500) each for Ned Mavrommatis, Kenneth S. Erhman, Michael L. Ehrman and Peter Fausel.  For a discussion of the assumptions we made in valuing the stock and option awards, see “Note B (17)—Significant Accounting Policies—Stock-Based Compensation” and “Note (H)—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(5)
This number includes restricted shares issued under the 1999 Stock Option Plan to Jeffrey M. Jagid, Ned Mavrommatis, Kenneth S. Ehrman, Michael L. Ehrman and Peter Fausel on February 27, 2008.  Fifty percent (50%) of the restricted shares vest on the first annual anniversary date of the date of grant and the remaining fifty percent (50%) of the restricted shares vest on the second anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary.

In addition, on February 27, 2008, we granted an aggregate of 52,500 performance shares to our executive officers pursuant to the 1999 Stock Option Plan.  The issuance of the shares of common stock underlying the performance shares was subject to the achievement of revenue levels during 2008.  Based upon the performance achieved by the Company during fiscal 2008, the performance criteria were met and each of these executive officers earned the following number of performance shares (75% of “target”), with a parenthetical indication of the grant date fair value of the number of performance shares earned computed in accordance with ASC 718:  Jeffrey M. Jagid — 9,375 shares ($69,469); and Ned Mavrommatis, Kenneth S. Erhman, Michael L. Ehrman and Peter Fausel — 7,500 shares ($55,575).  The “maximum” number of performance shares and grant date fair value of the number of performance shares computed in accordance with ASC 718 were 12,500 shares ($92,625) for Jeffrey M. Jagid and 10,000 shares ($74,100) each for Ned Mavrommatis, Kenneth S. Erhman, Michael L. Ehrman and Peter Fausel.

(6)
On March 5, 2007, Peter Fausel was granted options to purchase 100,000 shares of common stock and 20,000 time-based restricted shares of common stock under our 1999 Stock Option Plan in connection with his commencement of employment with us. These stock options vest over a five-year period, with twenty percent (20%) of such options vesting on each of the first through fifth anniversaries of the grant date. Fifty percent (50%) of these restricted shares vested on each annual anniversary date of the date of grant since Mr. Fausel was an employee of the Company on each such anniversary.

(7)
Peter Fausel was appointed to serve as our Executive Vice President  Sales, Marketing and Customer Support, effective as of March 5, 2007, a position which he held until March, 2010, when he became our Executive Vice President  Sales.

Grants of Plan-Based Awards

The following table provides certain information with respect to restricted stock awards and options granted to our Named Executive Officers during the fiscal year ended December 31, 2009.

	Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)(3)	(#)(4)	($/Sh)	($)(5)
Jeffrey M. Jagid	6/29/2009	53,040	265,200	530,400	31,780	63,559	95,338	-	-	-	25,672
	6/29/2009	-	-	-	-	-	-	31,780	-	-	112,501
	6/29/2009	-	-	-	-	-	-	-	54,878	3.54	97,134

Ned Mavrommatis	6/29/2009	30,600	153,000	306,000	17,655	35,311	52,966	-	-	-	14,263
	6/29/2009	-	-	-	-	-	-	17,655	-	-	62,499
	6/29/2009	-	-	-	-	-	-	-	30,488	3.54	53,964

Kenneth S. Ehrman	6/29/2009	30,600	153,000	306,000	17,655	35,311	52,966	-	-	-	14,263
	6/29/2009	-	-	-	-	-	-	17,655	-	-	62,499
	6/29/2009	-	-	-	-	-	-	-	30,488	3.54	53,964

Michael L. Ehrman	6/29/2009	24,000	120,000	240,000	17,655	35,311	52,966	-	-	-	14,263
	6/29/2009	-	-	-	-	-	-	17,655	-	-	62,499
	6/29/2009	-	-	-	-	-	-	-	30,488	3.54	53,964

Peter Fausel	6/29/2009	12,500	50,000	100,000	17,655	35,311	52,966	-	-	-	14,263
	6/29/2009	50,000	75,000	100,000	-	-	-	17,655	-	-	62,499
	6/29/2009	-	-	-	-	-	-	-	30,488	3.54	53,964

(1)
The information under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” relates to cash bonuses for the fiscal year ended December 31, 2009 payable to our Named Executive Officers based on the achievement of annual revenue goals and net operating income, and in the case of Peter Fausel, quarterly and annual revenue goals, during 2009.

(2)
The information under “Estimated Future Payouts Under Equity Incentive Plan Awards” relates to performance shares issued under the 2007 Equity Compensation Plan.  With respect to each Named Executive Officer, the threshold, target and maximum numbers represent numbers of performance shares issuable upon the achievement of stock price targets.  For additional information, see the discussion of the Company’s LTIP under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis.”

(3)
This number represents restricted shares issued under our 2007 Equity Compensation Plan.  One hundred percent (100%) of the restricted shares vest on the third annual anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(4)	The information under “All Other Option Awards: Number of Securities Underlying Options” relates to options to purchase shares of our common stock issued under the 2007 Equity Compensation Plan.

(5)
This amount is calculated based on $3.54 per share, the closing price of our common stock as reported on the Nasdaq Global Market on June 29, 2009, and with respect to equity incentive awards (i.e., performance share awards), the grant date fair value of performance shares is based upon the probable outcome of the performance conditions as of the grant date.

Stock Option Exercises and Vesting of Restricted Stock Awards

The following table provides certain information with respect to option exercises and stock vested for each of our Named Executive Officers during the fiscal year ended December 31, 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
Jeffrey M. Jagid			11,875	39,125
Ned Mavrommatis			9,500	31,300
Kenneth S. Ehrman			9,500	31,300
Michael L. Ehrman			9,500	31,300
Peter Fausel			19,500	63,600

(1)           This amount represents the aggregate dollar value of the shares on the vesting date.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information concerning outstanding equity awards held by each of our Named Executive Officers at December 31, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

Jeffrey M. Jagid	75,000	-	7.56	1/19/2010	2,500(1)	8,025	31,780	102,014
	65,000	-	5.67	11/1/2011	31,780(2)	102,014	-	-
	80,000	-	6.65	2/6/2014	-	-	-	-
	48,000	12,000	11.35	3/3/2015	-	-	-	-
	4,000	16,000	7.41	2/27/2018	-	-	-	-
	-	54,878	3.54	6/29/2019	-	-	-	-

Ned Mavrommatis	20,000	-	7.56	1/19/2010	2,000(1)	6,420	17,655	56,673
	43,000	-	5.67	11/1/2011	17,655(2)	56,673	-	-
	55,000	-	6.65	2/6/2014	-	-	-	-
	39,200	9,800	11.35	3/3/2015	-	-	-	-
	3,200	12,800	7.41	2/27/2018	-	-	-	-
	-	30,488	3.54	6/29/2019	-	-	-	-

Kenneth S. Ehrman	37,500	-	7.56	1/19/2010	2,000(1)	6,420	17,655	56,673
	45,000	-	5.67	11/1/2011	17,655(2)	56,673	-	-
	70,000	-	6.65	2/6/2014	-	-	-	-
	40,800	10,200	11.35	3/3/2015	-	-	-	-
	3,200	12,800	7.41	2/27/2018	-	-	-	-
	-	30,488	3.54	6/29/2019	-	-	-	-

Michael L. Ehrman	75,000	-	7.56	1/19/2010	2,000(1)	6,420	17,655	56,673
	60,000	-	5.67	11/1/2011	17,655(2)	56,673	-	-
	55,000	-	6.65	2/6/2014	-	-	-	-
	45,600	11,400	11.35	3/3/2015	-	-	-	-
	3,200	12,800	7.41	2/27/2018	-	-	-	-
	-	30,488	3.54	6/29/2019	-	-	-	-

Peter Fausel	40,000	60,000	13.85	3/5/2017	2,000(1)	6,420	17,655	56,673
	3,200	12,800	7.41	2/27/2018	17,655(2)	56,673	-	-
	-	30,488	3.54	6/29/2019	-	-	-	-

(1)
This number represents restricted shares issued under the 1999 Stock Option Plan.  Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(2)
This number represents restricted shares issued under the 2007 Equity Compensation Plan.  One hundred percent (100%) of the restricted shares vest on the third annual anniversary date of the date of grant provided that the awardee is an employee of the Company on such anniversary.

(3)
The information under “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” relates to performance shares issued under the 2007 Equity Compensation Plan.  The amount with respect to each Named Executive Officer represents the “threshold” numbers of performance shares issuable based upon the achievement of stock price targets.  For additional information, see the discussion of the Company’s LTIP under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis.”

(4)	This amount is calculated based on $3.21 per share, the closing price per share of our common stock as reported on the Nasdaq Global Market on December 31, 2009.

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control under Severance Arrangements

As described above under the caption “Severance Arrangements,” the Company has entered into severance agreements with certain of its Named Executive Officers.  These severance agreements provide for severance payments or other compensation upon the termination of the Named Executive Officer’s employment or a change in control with respect to the Company.

Potential Payments Upon Termination or Change in Control under Equity Compensation Plans

Our 1999 Stock Option Plan provides that all outstanding stock options, including stock options held by our executive officers, will become immediately exercisable, and the restrictions with respect to outstanding restricted shares will lapse, upon the occurrence of a “change in control event.”  For this purpose, a “change in control event” will be deemed to occur if any of the following events occur:  (i) the consummation of any merger of our Company with any other company unless the combined voting power of our voting securities outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of our Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the consummation of any sale or other disposition of all or substantially all of our assets; (iii) approval by our stockholders of a plan of liquidation of our Company; (iv) any action pursuant to which any person or group (as defined in Sections 3(a)(9) and 13(d) of the Exchange Act) will become the beneficial owner of 20% or more of our outstanding voting securities; or (v) the individuals who were members of our Board on May 14, 1999 (the date on which our 1999 Stock Option Plan was initially adopted by the Board), including any individuals who became or become directors after that date and whose election or nomination for election was approved by at least two-thirds of the directors of our Board, cease to constitute a majority of the members of our Board.

Our 2007 Equity Compensation Plan provides that, in the event of a consolidation or merger in which, after completion of any such transaction, our prior shareholders own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of our assets, all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

Estimated Payments Upon Termination or Change in Control

The following table shows potential payments to the Company’s Named Executive Officers under existing severance agreements, plans or arrangements in connection with a termination of employment or change in control with respect to the Company.  The following table assumes a December 31, 2009 termination or change in control date, and uses the closing price of the Company’s common stock on the Nasdaq Global Market on December 31, 2009 ($3.21).  The disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers.  These actual amounts would only be known at the time the Named Executive Officers become eligible for payment and would only be payable upon the termination of employment or change in control.

Name	Benefit	Non Change-in- Control Termination (Without Cause or for Good Reason)	Change-in-Control Termination (Without Cause or for Good Reason)	Change-in- Control Only

Jeffrey M. Jagid	Severance Pay	468,000	468,000	
	Exercise of Vested Stock Options Upon Termination	(1)	(2)	(2)
	Realization of Restricted Stock Awards Upon Termination	23,690	110,039	110,039
	Realization of Performance Share Awards Upon Termination	(3)	 (4)	 (4)
	Benefit Continuation	35,095	35,095	

Ned Mavrommatis	Severance Pay	255,000	255,000	
	Exercise of Vested Stock Options Upon Termination	 (1)	 (2)	 (2)
	Realization of Restricted Stock Awards Upon Termination	14,795	63,093	63,093
	Realization of Performance Share Awards Upon Termination	 (3)	 (4)	 (4)
	Benefit Continuation	23,397	23,397	

Kenneth S. Ehrman	Severance Pay	255,000	255,000	
	Exercise of Vested Stock Options Upon Termination	 (1)	 (2)	 (2)
	Realization of Restricted Stock Awards Upon Termination	14,795	63,093	63,093
	Realization of Performance Share Awards Upon Termination	 (3)	 (4)	 (4)
	Benefit Continuation	23,397	23,397	

Michael L. Ehrman	Severance Pay	240,000	240,000	
	Exercise of Vested Stock Options Upon Termination	 (1)	 (2)	 (2)
	Realization of Restricted Stock Awards Upon Termination	14,795	63,093	63,093
	Realization of Performance Share Awards Upon Termination	 (3)	 (4)	 (4)
	Benefit Continuation	23,397	23,397	

Peter Fausel	Severance Pay (5)			
	Exercise of Vested Stock Options Upon Termination	 (1)	 (2)	 (2)
	Realization of Restricted Stock Awards Upon Termination		63,093	63,093
	Realization of Performance Share Awards Upon Termination		(4)	 (4)

(1)
Pursuant to the option award agreements entered into between the Company and each Named Executive Officer, options that have vested as of the date of termination of employment generally are exercisable for a period of 90 days following the date of termination (or 365 days, in the case of termination of employment resulting from death or disability).  Moreover, the terms of the severance agreements entered into between the Company and each of Jeffrey M. Jagid, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman generally provide for accelerated vesting of a portion of the unvested options held by the individual in the event of termination of his employment for either of the following reasons (each, a “Trigger Event”):  (i) the termination of the executive’s employment by the Company without “cause” (as defined in the severance agreements), or (ii) the executive’s resignation for “good reason” within six months following a “change in control event” (as each such term is defined in the severance agreements).  However, even if a termination of employment had occurred as of December 31, 2009, none of the stock options held by the Named Executive Officers were in-the-money as of such date.

(2)
Our equity compensation plans provide that all outstanding options will become exercisable upon a change in control (as defined in the applicable plan).  However, even if a change in control of the Company had occurred as of December 31, 2009, none of the stock options held by the Named Executive Officers were in-the-money as of such date.

(3)
Pursuant to the severance agreements entered into between the Company and each of Jeffrey M. Jagid, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman, upon the occurrence of a Trigger Event, performance shares granted under restricted stock unit award agreements entered into by the Company and each executive will be awarded in an amount and to the extent of the sum of any “interim shares” that may have been earned but not issued upon the achievement of certain performance targets as of the end of any fiscal year within the three-year performance period.  However, as these performance targets had not been met as of December 31, 2009, no portion of the performance shares would be issuable to any of the executives as of such date.

(4)
Under the LTIP and related restricted stock unit award agreements entered into between the Company and each Named Executive Officer, upon the occurrence of a change in control (as defined in the Company’s 2007 Equity Compensation Plan), performance shares granted under restricted stock unit award agreements entered into by the Company and each Named Executive Officer will be awarded in an amount and to the extent of the sum of any “interim shares” that may have been earned but not issued upon the achievement of certain performance targets as of the end of any fiscal year within the three-year performance period.  However, as these performance targets had not been met as of December 31, 2009, no portion of the performance shares would be issuable to any of the Named Executive Officers as of such date.

(5)
If we had terminated Peter Fausel (other than for cause) prior to March 5, 2010, Mr. Fausel would have received a continuation of his salary for a period of six months plus all earned but unpaid bonus as of the date of such termination.  However, as Mr. Fausel remained employed by the Company as of March 5, 2010, this severance arrangement terminated as of such date and is no longer in effect.

Compensation Committee Interlocks and Insider Participation

As described above under “Corporate Governance and Board Matters,” the members of the Compensation Committee are Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco.  No member of the Compensation Committee is or has been an executive officer of our Company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.  None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2009.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of shares of our common stock as of April 29, 2010, by:

•	each stockholder known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our executive officers named in the “Summary Compensation Table” in this Proxy Statement (these executive officers are sometimes referred to herein as the “Named Executive Officers”);

•	each of our directors; and

•	all of our directors and executive officers as a group.

To our knowledge, except as set forth in the footnotes to the table and subject to applicable community property laws, each person or entity named in the table has sole voting and disposition power with respect to the shares set forth opposite such person’s or entity’s name.  The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 29, 2010, through the exercise of stock options, warrants or other convertible securities or any other right.  Shares of our common stock that a person has the right to acquire within 60 days of April 29, 2010 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group).  As used in this Proxy Statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

The number and percentage of shares beneficially owned is computed on the basis of 11,253,253 shares of our common stock outstanding as of April 29, 2010.  The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC.  The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company’s outstanding common stock was based on a review of all statements filed with the SEC with respect to the Company pursuant to Section 13(d) or 13(g) of the Exchange Act.

The address for those persons for which an address is not otherwise provided is c/o I.D. Systems, Inc., One University Plaza, Hackensack, New Jersey 07601.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares of Common Stock Outstanding (1)
5% Stockholders:

Artis Capital Management, L.P. One Market Plaza Spear Street Tower Suite 1700 San Francisco, California 94105	2,203,896	(2)	19.6%
Diker Management, LLC 745 Fifth Avenue Suite 1409 New York, New York 10151	1,071,151	(3)	9.5%

Directors and Executive Officers:

Jeffrey M. Jagid	636,400	(4)	5.6%
Ned Mavrommatis	211,860	(5)	1.9%
Kenneth S. Ehrman	729,396	(6)	6.4%
Michael L. Ehrman	450,956	(7)	3.9%
Peter Fausel	131,798	(8)	1.2%
Lawrence S. Burstein	150,051	(9)	1.3%
Harold D. Copperman	76,114	(10)	*
Michael P. Monaco	163,358	(11)	1.4%

All directors and executive officers as a group (nine individuals)	2,571,863	(12)	20.9%
*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Ownership percentages are based on 11,253,253 shares of common stock of the Company outstanding as of April 29, 2010 (the Record Date for the Annual Meeting).

(2)
On February 14, 2008, Artis Capital Management, L.P., a California limited partnership (“Artis LP”), and certain of its affiliates filed with the SEC Amendment No. 3 to its Schedule 13G with respect to the beneficial ownership of an aggregate of 2,203,896 shares of the Company’s common stock, with shared voting and dispositive power over these 2,203,896 shares.  This number includes shares held by Artis LP, Artis Capital Management, Inc. (“Artis Inc.”), Stuart L. Peterson and Artis Partners 2X Ltd. (“Artis 2X”).  Artis LP is a registered investment adviser and is the investment adviser of Artis 2X.  Artis Inc. is the general partner of Artis LP. Mr. Peterson is the president of Artis Inc. and the controlling owner of Artis LP and Artis Inc.  Each of Artis LP, Artis Inc. and Mr. Peterson disclaims beneficial ownership of our common stock, except to the extent of its or his pecuniary interest therein.  Artis LP’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock.  No individual client, other than Artis 2X, holds more than five percent of our outstanding common stock, and Artis 2X disclaims beneficial ownership of any of our common stock.  The address of the business office of each of Artis LP, Artis Inc. and Mr. Peterson is set forth in the table above, and the address of the business office of Artis 2X is c/o Goldman Sachs Administration Services, Gardenia Court, Suite 3307, 45 Market Street, Camana Bay, P.O. Box 896, KY1-1103, Cayman Islands.

(3)
On February 16, 2010, Diker GP, LLC, a Delaware limited liability company (“Diker GP”), and certain of its affiliates filed with the SEC Amendment No. 2 to its Schedule 13G with respect to the beneficial ownership of an aggregate of 1,071,151 shares of the Company’s common stock, with shared voting and dispositive power over these 1,071,151 shares.  This number includes shares held by Diker Value Tech Fund, LP (“VT”), Diker Value Tech QP Fund, LP (“VTQP”), Diker Micro-Value Fund, LP (“MV”), the Diker Micro-Value QP Fund, LP (“MVQP”), Diker Micro & Small Cap Fund LP (“MS”) and Diker M&S Cap Master Ltd (“MSCM” and, collectively with VT, VTQP, MV, MVQP and MS, the “Diker Funds”) and shares held by Diker Management, LLC (“Diker Management”).  As the sole general partner of the Diker Funds, Diker GP has the power to vote and dispose of the shares owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares.  Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds.  Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds.  Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and, in that capacity, direct their operations.  Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management.  All of the foregoing reporting persons disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and, in any case, disclaim beneficial ownership except to the extent of their pecuniary interest in the shares of common stock of the Company.

(4)
This number includes (i) 213,000 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 31,780 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Jagid is employed by the Company on such date; and (iii) 39,474 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Jagid is employed by the Company on such date.

(5)
This number includes (i) 153,400 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Mavrommatis is employed by the Company on such date; and (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Mavrommatis is employed by the Company on such date.

(6)
This number includes (i) 172,400 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Ehrman is employed by the Company on such date; (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Ehrman is employed by the Company on such date; and (iv) 49,000 shares of our common stock held by Mr. Ehrman’s wife’s IRA account.

(7)
This number includes (i) 178,400 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Ehrman is employed by the Company on such date; and (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Ehrman is employed by the Company on such date.

(8)
This number includes (i) 66,400 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Fausel is employed by the Company on such date; and (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Fausel is employed by the Company on such date.

(9)
This number includes (i) 116,988 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 9,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting on each anniversary of the grant date; (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting on each anniversary of the grant date; and (iv) 3,500 shares of our common stock held by Mr. Burstein’s IRA account.

(10)
This number includes (i) 15,251 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 27,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting on each anniversary of the grant date; and (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting on each anniversary of the grant date.

(11)
This number includes (i) 143,795 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010; (ii) 9,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting on each anniversary of the grant date; and (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting on each anniversary of the grant date.

(12)
This number includes an aggregate of (i) 1,059,634 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 29, 2010 and (ii) 328,213 restricted shares of common stock.

EQUITY COMPENSATION PLANS

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2009.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected under column (a)) (c)
Equity compensation plans approved by security holders (1)	2,659,000	$8.88	1,056,000

Equity compensation plans not approved by security holders			

Total	2,659,000	$8.88	1,056,000

(1)
These plans consist of our 1999 Stock Option Plan, 1999 Director Option Plan, 2007 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan, which were our only equity compensation plans in existence as of December 31, 2009.  Each of our 1999 Stock Option Plan and 1999 Director Option Plan has terminated, and no additional awards were, or may be, granted thereunder after such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership.  Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3, 4 and 5 and any amendments to those forms that have been furnished to us, we believe that all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2009.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Eisner LLP as the independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders.

Representatives of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Eisner LLP, our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2009 and 2008, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years ended December 31, 2009 and 2008, were $156,000 and $231,000, respectively.

Audit-Related Fees

Other than the fees described under the caption “Audit Fees” above, Eisner LLP did not bill any fees for services rendered to us during fiscal years ended December 31, 2009 and 2008 for assurance and related services in connection with the audit or review of our financial statements.

Tax Fees

There were no fees billed by Eisner LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2009 and 2008.

All Other Fees

The aggregate fees billed by Eisner LLP for products or professional services rendered, other than services described under the caption “Audit Fees” above during fiscal years ended December 31, 2009 and 2008, were $101,771 and $0, respectively.  The aggregate fees billed by Eisner LLP during the fiscal year ended December 31, 2009 were attributable to due diligence services in connection with acquisitions.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants.  For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences.  The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders interested in submitting a proposal for inclusion in the proxy materials distributed by us in connection with our 2011 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act.  To be eligible for inclusion, stockholder proposals must be received by us no later than January 7, 2011.  If we change the date of our 2011 Annual Meeting of Stockholders by more than thirty (30) days from the anniversary of the date of the 2010 Annual Meeting of Stockholders, then stockholder proposals must be received by us a reasonable time before we begin to print and mail the proxy materials for our 2011 Annual Meeting of Stockholders.  Stockholder proposals should be sent to our principal executive offices located at One University Plaza, Hackensack, New Jersey 07601, and addressed to the attention of our Corporate Secretary.

In addition, Rule 14a-4 under the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement.  With respect to our 2011 Annual Meeting of Stockholders, if we are not provided with notice of a stockholder proposal prior to March 23, 2011, or if we meet certain other requirements under SEC rules, we will be permitted to use our discretionary voting authority and the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when any such matters are raised at the meeting, without any discussion of those matters in the proxy statement.  If we change the date of our 2011 Annual Meeting of Stockholders by more than thirty (30) days from the anniversary of the date of the 2010 Annual Meeting of Stockholders, we are permitted to use our discretionary voting authority unless we receive notice of the stockholder proposal a reasonable time before we distribute the proxy materials for our 2011 Annual Meeting of Stockholders.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC (excluding exhibits thereto), accompanies this Proxy Statement.  The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Stockholders may obtain additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2009, without charge, by mailing a request to I.D. Systems, Inc., Attention: Corporate Secretary, One University Plaza, Hackensack, New Jersey 07601.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting.  The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Corporate Secretary

Dated:  May 7, 2010

Annex A

I.D. SYSTEMS, INC.

SECOND AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

The members of the Audit Committee shall be appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's auditors and (4) provide an avenue of communication among the independent auditors, management and the Board of Directors.

The number of members of the Audit Committee and their independence and experience requirements shall meet NASD requirements.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls.

5. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

6. Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's accounting principles and practices taking into consideration the views of the independent auditor or management.

8. Appoint the independent auditor.

9. Approve the fees to be paid to the independent auditor.

10. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.

11. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

13. Obtain from the independent auditor an understanding of whether there are any indications that Section 10A of the Private Securities Litigation Reform Act of 1995 is applicable and consult counsel if necessary.

14. Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

18. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

19. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

20. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

21. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the code.

22. Annually review policies and procedures associated with directors' and officers expense accounts and perquisites.

23. Annually review all transactions or series of similar transactions to which the Company is or was a party and in which any director, executive officer or beneficial holder of more than 5% of any class of common stock of the Company or members of such person’s immediate family had or will have a direct or indirect material interest.

24. Perform any other activities consistent with this Charter, as the Committee or Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; this is the responsibility of management and upon completion of the audit by the independent auditor, subject to their findings, they render their report on the financial statements. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct; this is the responsibility of the Board.

2010 ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

Thursday, June 24, 2010

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20503000000000000000 0 062410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW AND "FOR" THE RATIFICATION OF EISNER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company's 2011 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY'S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2010 ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

Thursday, June 24, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20503000000000000000 0 062410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW AND "FOR" THE RATIFICATION OF EISNER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company's 2011 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY'S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

I.D. SYSTEMS, INC.

ONE UNIVERSITY PLAZA
HACKENSACK, NEW JERSEY 07601

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2010, AT 10:00 A.M. (EASTERN TIME),
AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

The shares of common stock you hold in your account will be voted as you specify on the reverse side of this proxy card. If no choice is specified, the proxy will be voted "FOR" the election of all the nominees listed in Proposal No. 1 and "FOR" Proposal No. 2 as described on the reverse side of this proxy card.

By signing this proxy, the undersigned hereby appoints Jeffrey M. Jagid and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of I.D. Systems, Inc. which the undersigned may be entitled to vote at the 2010 Annual Meeting of Stockholders of the Company to be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Thursday, June 24, 2010, at 10:00 a.m. (Eastern Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side)

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